UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 9, 2006
Date of Report (Date of earliest event reported)
THE SPECTRANETICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
96 Talamine Court
Colorado Springs, CO 80907-5186
(Address of principal executive offices) (Zip Code)
(719) 633-8333
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 9, 2006, The Spectranetics Corporation (the “Company”) issued a press release announcing it filed a Form 12b-25 with the Securities and Exchange Commission for a 5-day extension of the filing deadline for its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006 in order to complete a review being conducted by the Company and its independent auditors into discrepancies identified after the end of the quarter in certain raw material inventory relating to disposable products. A copy of this press release is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposed of Section 18 of the Securities Excahnge Act of 1934, as amended, or otherwise subject to the liability of that Section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
(d)
99.1    Press Release dated August 9, 2006 of The Spectranetics Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 9, 2006

THE SPECTRANETICS CORPORATION
By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
	Title:	Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX
Exhibit No.
99.1    Press Release dated August 9, 2006 of The Spectranetics Corporation